UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 12, 2018

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, Minnesota 55439-2604

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 12, 2018 Universal Hospital Services, Inc. issued a press release announcing its financial results for the year ended December 31, 2017.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation for the investor conference call with management scheduled for March 13, 2018, to discuss Universal Hospital Services, Inc.’s announced results for the year ended December 31, 2017.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1                        Press release issued by Universal Hospital Services, Inc. on March 12, 2018

99.2                        Slides presented during Universal Hospital Services, Inc.’s earnings call scheduled for March 13, 2018 of its results for the year ended December 31, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Universal Hospital Services, Inc. on March 12, 2018

99.2	Slides presented during Universal Hospital Services, Inc.’s earnings call scheduled for March 13, 2018 of its results for the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2018	UNIVERSAL HOSPITAL SERVICES, INC.

	By	/S/ James B. Pekarek
James B. Pekarek
Executive Vice President and Chief Financial Officer